UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 2, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure

Exelon Corporation (“Exelon”) is disclosing under Item 7.01 of this Current Report certain unaudited pro forma financial information relating to the separation of Constellation Energy Corporation (collectively with its consolidated subsidiaries, “Constellation”) from Exelon on February 1, 2022 (“the separation”). Immediately prior to the separation, Exelon transferred its competitive generation and customer-facing energy businesses conducted through Constellation Energy Generation, LLC (formerly Exelon Generation Company, LLC) and its subsidiaries (“Generation”) to its newly-formed wholly-owned subsidiary, Constellation. Constellation was formed on June 15, 2021 in connection with the separation transaction and has engaged in no activity other than incidental to the separation. The separation occurred through a pro-rata distribution to Exelon’s shareholders of all of the shares of common stock of Constellation.

On January 21, 2022 and January 24, 2022, Exelon entered into four separate unsecured term loan credit facilities in the aggregate amount of $2 billion (collectively, the “Term Loans”) with Barclays Bank PLC (“Barclays Term Loan”), PNC Bank National Association (“PNC Term Loan”), Sumitomo Mitsui Banking Corporation (“SMBC Term Loan”) and U.S. Bank National Association (“U.S. Bank Term Loan” and together with the PNC Term Loan and SMBC Term Loan, the “18-Month Term Loans”). The proceeds from the Term Loans were used to primarily fund a $1.75 billion cash payment to Constellation and for general corporate purposes. The Barclays Term Loan was in the amount of $1.15 billion and will mature on January 23, 2023. The Barclays Term Loan bears interest at a variable rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 0.75% with a 22.5 basis point increase commencing on July 24, 2022. The 18-Month Term Loans were in an aggregate amount of $850 million. The SMBC Term Loan and the U.S. Bank Term Loan will mature on July 21, 2023. The PNC Term Loan will mature on July 24, 2023. Loans made under the 18-Month Term Loans bear interest at a variable rate equal to SOFR plus 0.65%. The Term Loans are expected to be replaced by permanent financing in the future.

The assumptions and separation and related transactions pro forma adjustments in the selected unaudited pro forma financial information presented below are consistent with those presented in Exelon’s Current Report on Form 8-K filed on February 2, 2022 in connection with the separation.

The selected unaudited pro forma statement of operations information for the year ended December 31, 2021 gives effect to the separation and related transactions as if they had occurred on January 1, 2021.

These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or full unaudited pro forma condensed consolidated financial statements prepared in accordance with Article 11 of Regulation S-X. Actual results or pro-forma financial information prepared in accordance with Article 11 of Regulation S-X may result in different amounts and additional disclosures not presented below.

Exelon Corporation and Subsidiary Companies
Selected Unaudited Pro Forma Consolidated Statement of Operations Information
for the Year Ended December 31, 2021

(In millions)	Pro Forma (a)
Total operating revenues	$17,939	(b)
Operating income	2,612	(b) (c) (d)
__________
Separation and related transactions pro forma adjustments
(a)Includes the adjustments to eliminate the historical operating results of Constellation, adjusted for eliminations recorded at Exelon, which will be accounted for as discontinued operations in Exelon's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, except as otherwise indicated in the following notes.
(b)Includes certain revenue, expenses, and other intercompany transactions associated with historical affiliate transactions between Exelon’s utility subsidiaries and Constellation, previously eliminated in Exelon's consolidated statement of operations that are expected to continue as third-party transactions and will no longer be eliminated after the separation.
(c)Excludes certain corporate overhead costs related to legal, human resources, financial, information technology, supply management services, and other shared services functions, that are clearly identifiable as costs of Generation and will not continue to be recognized by Exelon on an ongoing basis.
(d)Includes the incremental non-recurring transaction costs expected to be incurred that have not been recognized in the historical financial statements.

The information furnished pursuant to this Item 7.01, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein as well as the items discussed in (1) Exelon’s 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies and (2) other factors discussed in Exelon’s filings with the Securities and Exchange Commission.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Exelon undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

March 2, 2022

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.